                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                   /s/ B. Charles Ames
                                          -------------------------------------
                                                     B. Charles Ames

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 30th day of September, 1997.

                                                /s/ Roderick H. Carnegie
                                          -------------------------------------
                                                  Roderick H. Carnegie

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                    /s/ Frank T. Cary
                                          -------------------------------------
                                                      Frank T. Cary

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                  /s/ Paul J. Curlander
                                          -------------------------------------
                                                    Paul J. Curlander

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                  /s/ William R. Fields
                                          -------------------------------------
                                                    William R. Fields

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                   /s/ Donald J. Gogel
                                          -------------------------------------
                                                     Donald J. Gogel

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                   /s/ Ralph E. Gomory
                                          -------------------------------------
                                                     Ralph E. Gomory

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                  /s/ Stephen R. Hardis
                                          -------------------------------------
                                                    Stephen R. Hardis

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                   /s/ Marvin L. Mann
                                          -------------------------------------
                                                     Marvin L. Mann

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of September, 1997.

                                                  /s/ Michael J. Maples
                                          -------------------------------------
                                                    Michael J. Maples

                                                                   [EXHIBIT 24]

                               POWER OF ATTORNEY

  The undersigned, a director of Lexmark International Group, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Marvin L. Mann, Gary E. Morin and Vincent J. Cole, and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf:

    (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), such number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), as shall be determined pursuant to a resolution of the Board of Directors of the Company or any duly authorized committee thereof;

    (b) any and all supplements and amendments (including, without limitation, post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities Act) to such Registration Statements; and

    (c) any and all other documents and instruments which such attorneys and agents deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Exchange Act) and the rules, regulations and requirements of the SEC in respect of any thereof,
  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) the rules and regulations of the New York Stock Exchange, Inc. or any other national or foreign securities exchange or authorized interdealer quotation system,
  (iv) the requirements of the National Association of Securities Dealers, Inc. and (v) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that all such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has hereunto this power of attorney this 9th day of October, 1997.

                                                  /s/ Martin D. Walker
                                          -------------------------------------
                                                    Martin D. Walker